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                                                  Exhibit 4(l)

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                          UNIT AGREEMENT

                              between

                            SALOMON INC

                                and

                          CHEMICAL BANK,

                             as Agent

                        Dated as of  , 1996


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                         TABLE OF CONTENTS


ARTICLE I   DEFINITIONS AND OTHER PROVISIONS OF GENERAL
            APPLICATION

      SECTION 101.  Definitions
      SECTION 102.  Compliance Certificates and Opinions
      SECTION 103.  Form of Documents Delivered to Agent
      SECTION 104.  Acts of Holders
      SECTION 105.  Notices, Etc
      SECTION 106.  Notice to Holders; Waiver
      SECTION 107.  Effect of Headings and Table of Contents
      SECTION 108.  Successors and Assigns
      SECTION 109.  Separability Clause
      SECTION 110.  Benefits of Agreement
      SECTION 111.  Governing Law
      SECTION 112.  Legal Holidays
      SECTION 113.  Counterparts
      SECTION 114.  Inspection of Agreement
      SECTION 115.  Expenses

 ARTICLE II CERTIFICATE FORMS

      SECTION 201.  Forms of Certificates Generally
      SECTION 202.  Form of Agent's Certificate of
                    Authentication

ARTICLE III THE UNITS AND SEPARATED PURCHASE CONTRACTS


      SECTION 301.  Title and Terms; Denominations
      SECTION 302.  Rights and Obligations Evidenced by
                    the Certificates
      SECTION 303.  Execution, Authentication, Delivery
                    and Dating
      SECTION 304.  Temporary Certificates
      SECTION 305.  Registration of Transfer and Exchange
      SECTION 306.  Book-Entry Interests
      SECTION 307.  Notices to Holders
      SECTION 308.  Appointment of Successor Clearing Agency
      SECTION 309.  Definitive Unit Certificates
      SECTION 310.  Mutilated, Destroyed, Lost and Stolen
                    Certificates
      SECTION 311.  Persons Deemed Owners
      SECTION 312.  Cancellation
      SECTION 313.  Separation of Unit
      SECTION 314.  Reestablishment of a Unit

ARTICLE IV  THE PREFERRED SECURITIES

      SECTION 401.  Payment of Distribution; Rights to
                    Distributions Preserved
      SECTION 402.  Transfer of Preferred Securities upon
                    Occurrence of Termination Event;

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                    Payment of Redemption Price
                    or Liquidation Distribution
      SECTION 403.  Notice and Voting
      SECTION 404.  Distribution of Subordinated Debt
                    Securities

ARTICLE V   THE PURCHASE CONTRACTS

      SECTION 501.  Purchase of Depositary Share;
                     Acceleration of Purchase Obligation
      SECTION 502.  Contract Fee
      SECTION 503.  Payment of Purchase Price
      SECTION 504.  Issuance of Shares and Depositary
                    Receipts
      SECTION 505.  Charges and Taxes
      SECTION 506.  Termination Event; Notice

ARTICLE VI  REMEDIES

      SECTION 601.  Unconditional Right of Holder to
                    Receive Contract Fee and to
                    Purchase Depositary Share
      SECTION 602.  Restoration of Rights and Remedies
      SECTION 603.  Rights and Remedies Cumulative
      SECTION 604.  Delay or Omission Not Waiver
      SECTION 605.  Undertaking for Costs

      SECTION 606.  Waiver of Stay or Extension Laws

ARTICLE VII THE AGENT

      SECTION 701.  Certain Duties and Responsibilities
      SECTION 702.  Notice of Default
      SECTION 703.  Certain Rights of Agent
      SECTION 704.  Not Responsible for Recitals or
                     Issuance of Units or Separated
                     Purchase Contracts
      SECTION 705.  May Hold Units or Separated Purchase
                    Contracts
      SECTION 706.  Money Held in Trust
      SECTION 707.  Compensation and Reimbursement
      SECTION 708.  Corporate Agent Required; Eligibility
      SECTION 709.  Resignation and Removal; Appointment
                    of Successor
      SECTION 710.  Acceptance of Appointment by Successor
      SECTION 711.  Merger, Conversion, Consolidation or
                    Succession to Business
      SECTION 712.  Preservation of Information;
                    Communications to Holders
      SECTION 713.  No Obligations of Agent
      SECTION 714.  Tax Compliance



ARTICLE VIII    SUPPLEMENTAL AGREEMENTS



      SECTION 801.  Supplemental Agreements without Consent
                    of Holders
      SECTION 802.  Supplemental Agreements with Consent of
                    Holders
      SECTION 803.  Execution of Supplemental Agreements
      SECTION 804.  Effect of Supplemental Agreements
      SECTION 805.  Reference to Supplemental Agreements

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ARTICLE IX  CONSOLIDATION, MERGER, SALE, TRANSFER OR LEASE

      SECTION 901.  Covenant Not to Merge, Consolidate, Sell,
                    Transfer or Lease Property Except
                    under Certain Conditions
      SECTION 902.  Rights and Duties of Successor
                    Corporation

ARTICLE X   COVENANTS

      SECTION 1001.  Performance under Purchase Contracts
      SECTION 1002.  Maintenance of Office or Agency
      SECTION 1003.  Company to Reserve Series F Preferred

                     Stock
      SECTION 1004.  Covenants as to Series F Preferred
                     Stock
      SECTION 1005.  Statements of Officers of the Company
                     as to Default

EXHIBIT A -- Form of Unit Certificate

EXHIBIT B -- Form of Separated Purchase Contract
             Certificate

EXHIBIT C -- Instruction to Collateral Agent

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          UNIT AGREEMENT, dated as of           , 1996, between
Salomon Inc, a Delaware Corporation (the "Company"), and Chemical Bank, a New York banking corporation, as Agent (the "Agent"), acting as agent for the Unitholders and Holders of Separated Purchase Contracts from time to time.

          WHEREAS, the Company has duly authorized the execution and delivery of this Agreement and the Unit Certificates evidencing the Units; and

          WHEREAS, all acts necessary to make the Purchase Contracts, when the Unit Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.

          NOW THEREFORE, in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                            ARTICLE ONE
                 DEFINITIONS AND OTHER PROVISIONS
                      OF GENERAL APPLICATION

SECTION 101.  Definitions.

          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United
      States;

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (d) the following terms have the meanings given to them in the Declaration: (i) Indenture; (ii) Investment
      Company Event; (iii) Liquidation Distribution; (iv) Optional Distribution; and (v) Tax Event; and

          (e) the following terms have the meanings given to them in this Section 101(d):


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          "Acceleration Notice" has the meaning specified in
Section 501(b).

          "Act," with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

          "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Bankruptcy Event" means any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) (i) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered; or (iii) the Company shall institute proceedings to be adjudicated a bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.


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          "Board or Directors" means the board of directors of
the Company or a duly authorized committee of that board.

          "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Agent.

          "Book-Entry Interest" means a beneficial interest in a Global Unit Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 306.

          "Business Day" means any day which is not a Saturday or Sunday or a day on which the NYSE or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to be closed.

          "Cash Settlement" has the meaning set forth in Section
503(a)(i).

          "Certificate" means a Unit Certificate or a Separated
Purchase Contract Certificate.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name or in the name of a nominee of that organization, shall be registered a Global Unit Certificate and which shall undertake to effect book entry transfers and pledges of the Units.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Collateral Agent" means The Bank of New York, as collateral agent under the Pledge Agreement, or any successor thereto.

          "Collateral Settlement" has the meaning set forth in
Section 503(a)(ii).

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor organization or company shall have become such, and thereafter the "Company" shall mean such successor organization or company.

          "Contract Fee" means the fee payable by the Company in

respect of each Purchase Contract, equal to % per annum of the Stated Amount, computed on the basis of a 360-day year consisting

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of 12 months of 30 days.

          "Corporate Trust Office" means the principal office of the Agent, at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, Corporate Trust
Administration - 15th Floor, New York, New York 10001.

          "Declaration" means the Amended and Restated
Declaration of Trust of the Trust, dated as of , 1996, among the Company, as Sponsor, the trustees named therein and the holders from time to time of individual beneficial interests in the assets of the Trust.

          "Delayed Purchase Date" has the meaning specified in
Section 503(b).

          "Deposit Agreement" means the Deposit Agreement dated as of 1996 by and among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder.

          "Depositary" means First Chicago Trust Company of New
York, as depositary under the Deposit Agreement, or any successor thereto.

          "Depositary Receipt" means any one of the receipts evidencing an interest in the Depositary Shares issued under the Deposit Agreement.

          "Depositary Share" means any one of the Depositary Shares, each evidencing a one-twentieth interest in a share of
      % Cumulative Preferred Stock, Series F, liquidation preference $500 per share (the "Series F Preferred Stock"), of the Company, held by the Depositary under the Deposit Agreement and evidenced by a Depositary Receipt.

          "DTC" means The Depository Trust Company, the initial
Clearing Agency.

          "Early Purchase Date" has the meaning specified in
Section 501(b).

          "Eligible Collateral" means (i) cash and/or (ii) U.S.
Treasury Securities with a maturity at the time of determination of 30 days or less.

          "Exchange Act" means the Securities Exchange Act of

1934, as amended, or any successor statute.

          "Expiration Date" has the meaning specified in Section
104.

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          "Extension Period" has the meaning specified in Section
503(b).

          "Global Unit Certificate" means a Unit Certificate that evidences all or part of the Units and is registered in the name of a Clearing Agency or a nominee thereof.

          "Holder" means a Unitholder or any Person in whose name a Separated Purchase Contract is registered in the Separated
Purchase Contract Register.

          "Indenture Trustee" means Bankers Trust Company, as trustee under the Indenture, or any successor thereto.

          "Issuer Order" or "Issuer Request" means a written order or request signed by the Chairman of the Board, any Vice Chairman, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Agent.

          "NYSE" means the New York Stock Exchange, Inc.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman, the President or any Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Agent.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel acceptable to the Agent, who may be an employee of or counsel to the Company, that is delivered to the Agent.

          "Outstanding," with respect to any Unit or Separated
Purchase Contract, means, as of the date of determination, all Units or Separated Purchase Contracts evidenced by Unit
Certificates theretofore authenticated, executed and delivered under this Agreement, except:

          (i) If a Termination Event has occurred, (A) Separated Purchase Contracts and (B) Units for which the Redemption Price of the underlying Preferred Security or a Liquidation Distribution in respect of such Preferred Security has been theretofore deposited with the Agent in trust for the Holders of such Units;

          (ii) Units and Separated Purchase Contracts evidenced

      by Certificates theretofore canceled by the Agent or delivered to the Agent for cancellation or deemed canceled pursuant to the provisions of this Agreement; and

          (iii) Units and Separated Purchase Contracts evidenced by Certificates in exchange for or in lieu of

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

      which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Units or Separated Purchase Contracts evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Units or Separated Purchase Contracts have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units or Separated Purchase Contracts owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units or Separated Purchase Contracts which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Units or Separated Purchase Contracts so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Units or Separated Purchase Contracts and that the pledgee is not the Company or any Affiliate of the Company.

          "Payment Date" means each , , and , commencing , 1996.

          "Person" means any individual, company, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pledge" means the pledge under the Pledge Agreement of the Preferred Securities constituting a part of the Units or the Eligible Collateral.

          "Pledge Agreement" means the pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral
Agent and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time.

          "Predecessor Certificate" means a Predecessor Unit
Certificate or a Predecessor Separated Purchase Contract

Certificate.

          "Predecessor Separated Purchase Contract Certificate" of any particular Separated Purchase Contract Certificate means every previous Separated Purchase Contract Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Separated Purchase Contracts evidenced thereby; and, for the purposes of this definition, any Separated Purchase Contract Certificate authenticated and delivered under
Section 310 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Separated Purchase Contract Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Separated Purchase Contract Certificate.

          "Predecessor Unit Certificate" of any particular Unit Certificate means every previous Unit Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Units evidenced thereby; and, for the purposes of this definition, any Unit Certificate authenticated and delivered under Section 310 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Unit Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Unit Certificate.

          "Preferred Securities" means the % Preferred Securities of the Trust, each having a stated liquidation amount of $25 (the
"Stated Amount"), representing preferred undivided beneficial interests in the assets of the Trust.

          "Property Trustee" means Chemical Bank, as property trustee under the Declaration, or any successor thereto that is a financial institution unaffiliated with the Company.

          "Purchase Contract" means, when used with respect to any Unit or Separated Purchase Contract, the contract obligating the Company to sell and the Holder of such Unit or Separated Purchase Contract to purchase a Depositary Share on the terms and subject to the conditions set forth in Article Five hereof.

          "Purchase Date" has the meaning specified in Section
501(b).

          "Purchase Price" has the meaning specified in Section
501(a).

          "Put Default" has the meaning specified in Section
503(b).


          "Record Date" means the fifteenth day immediately preceding a Payment Date, whether or not a Business Day.

          "Redemption Price" means, with respect to a Preferred Security, the Stated Amount thereof plus any accrued and unpaid distributions thereon to the date of redemption (subject to the rights of holders of record on the relevant record date to receive distributions due on a Payment Date).

          "Repayment Price" means, with respect to a Preferred
Security, the Stated Amount plus any accrued and unpaid distributions thereon to the date of repayment (subject to the rights of holders of record on the relevant record date to receive distributions due on a Payment Date).

          "Register" means the Unit Register and the Separated
Purchase Contract Register.

          "Registrar" means the Unit Registrar and the Separated
Purchase Contract Registrar.

          "Responsible Officer," when used with respect to the Agent, means any officer assigned by the Agent to administer this Agreement.

          "Separated Purchase Contract" means the collective rights and obligations of a Holder of a Separated Purchase
Contract Certificate in respect of a Purchase Contract.

          "Separated Purchase Contract Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Separated Purchase Contracts specified on such certificate.

          "Separated Purchase Contract Register" and "Separated
Purchase Contract Registrar" have the respective meanings specified in Section 305.

          "Series F Preferred Stock" has the meaning set forth in the definition of "Depositary Share" set forth in this Article.

          "Stated Amount" has the meaning set forth in the definition of "Preferred Securities" set forth in this Article.

          "Stated Purchase Date" means         , 2021.

          "Subordinated Debt Securities" means the series of subordinated debt securities of the Company designated the %
Subordinated Debt Securities due , 2026 to be issued under the Indenture as of the date hereof.


          "Termination Date" means date, if any, on which a Termination Event occurs.

          "Termination Event" means any of the following events:
(i) the occurrence of a Bankruptcy Event at any time on or prior to the Stated Purchase Date, (ii) the occurrence of a Put Default that continues for more than two Business Days in connection with the settlement of the Purchase Contracts at the Stated Purchase Date, (iii) a default in the payment of any Contract Fee, when it becomes due and payable, that continues for more than 30 days,
(iv) the redemption of the Subordinated Debt Securities pursuant to the terms of the Indenture at any time on or prior to the Stated Purchase Date or (v) the occurrence of a Liquidation Distribution at any time on or prior to the Stated Purchase Date.

          "TIA" means the Trust Indenture Act of 1939, as amended, or any successor statute.

          "Trust" means SI Financing Trust I, a Delaware statutory business trust.

          "Underwriting Agreement" means the underwriting agreement dated , 1996 between the Company and the Trust, on the one hand, and Salomon Brothers Inc, as representative of the underwriters named therein, on the other hand.

          "Unit" means the collective rights and obligations of a Holder of a Unit Certificate in respect of a Preferred Security, subject to the Pledge thereof, and a Purchase Contract.

          "Unit Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Units specified on such certificate.

          "Unit Register" and "Unit Registrar" have the respective meanings specified in Section 305.

          "Unit Separation" has the meaning specified in Section
313.

          "Unitholder" means any Person in whose name a Unit is registered in the Unit Register.


          "United States" means the United States of America
(including the District of Columbia) and its possessions.

          "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.  Compliance Certificates and Opinions.

          Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Agent.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person,

it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 701) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.


          (c)   The ownership of Units shall be proved by the Unit
Register.

          (d) The ownership of Separated Purchase Contracts shall be proved by the Separated Purchase Contract Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units and/or Separated Purchase Contracts entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units and/or Separated Purchase Contracts. If any record date is set pursuant to this paragraph, the Holders of Outstanding Units and/or Separated Purchase Contracts on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units and/or Separated Purchase Contracts on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units and/or Separated Purchase Contracts on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Units and/or Separated Purchase Contracts in the manner set forth in Section 106.

          (g) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration
Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Units and/or Separated Purchase Contracts in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

SECTION 105.  Notices, Etc.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

          (1) the Agent by any Holder or the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Agent at 450 West 33rd Street, 15th Floor, New York, New York 10001,
      Attention: Vice-President - Corporate Trustee Administration Department, or at any other address previously furnished in writing by the Agent to the Holders and the Company; or

          (2) the Company by the Agent or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Company at Seven World Trade Center, New York, New York 10048,
      Attention:
                , or at any other address previously furnished in writing by the Company to the Agent and the Holders.

          (3) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Collateral Agent at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration, or at any other address previously furnished in writing by the Collateral Agent to the Agent, Company and the Holders; or


          (4) the Property Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Property Trustee at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Vice-President - Corporate
      Trustee Administration Department, or at any other address previously furnished in writing by the Property Trustee to the Company; or

          (5) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Indenture Trustee at
                      , Attention:         , or at any other
      address previously furnished in writing by the Indenture Trustee to the Company.

SECTION 106.  Notice to Holders; Waiver.

          Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the applicable Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Effect of Headings and Table of Contents.


          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.  Successors and Assigns.

          All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 109.  Separability Clause.

          In case any provision in this Agreement or in the Units or the Separated Purchase Contracts shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

SECTION 110.  Benefits of Agreement.

          Nothing in this Agreement or in the Units or in the

Separated Purchase Contracts, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units or the Separated Purchase Contracts evidenced by the Unit Certificates or the Separated Purchase Contract Certificates, respectively, by their acceptance of delivery of such Certificates.

SECTION 111.  Governing Law.

          This Agreement, the Units, the Purchase Contracts and the Separated Purchase Contracts shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

SECTION 112.  Legal Holidays.

          In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement, the Units or the Separated Purchase Contracts) payment of the Contract Fee shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date provided that no interest shall accrue or be payable by the Company or any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

          In any case where any Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement, the Units or the Separated Purchase Contracts), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the next preceding Business Day with the same force and effect as if performed on such Purchase Date.

SECTION 113.  Counterparts.

          This Agreement may be executed in any number of counterparts by the parties thereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 114.  Inspection of Agreement.

          A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate
Trust Office for inspection by any Holder.

SECTION 115.  Expenses.

          The Company agrees to reimburse the Agent for all reasonable costs and expenses of the Agent (including, without limitation, reasonable fees and expenses of counsel) incurred in connection with the enforcement of the rights of the Holders in accordance with any provision of this Agreement, except any such cost or expenses as may be attributable to its negligence or bad faith.

                            ARTICLE TWO

                         CERTIFICATE FORMS

SECTION 201.  Forms of Certificates Generally.

          The Unit Certificates (including the form of Purchase Contract forming part of the Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Unit Certificates, as evidenced by their execution of the Unit Certificates.

          The definitive Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Units evidenced by such Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

          The Separated Purchase Contract Certificates shall be issued in definitive form only and shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be determined by the officers of the Company executing such Separated Purchase Contract Certificates, as evidenced by their execution of the Separated Purchase Contract Certificates.

          Every Global Unit Certificate authenticated, executed on behalf of the Unitholders and delivered hereunder shall bear a legend in substantially the following form:

          THIS SECURITY CERTIFICATE IS A GLOBAL UNIT CERTIFICATE
WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO

AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE
THEREOF. THIS SECURITY CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE
OR IN PART FOR A SECURITY CERTIFICATE REGISTERED, AND NO TRANSFER
OF THIS SECURITY CERTIFICATE IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY
OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES
DESCRIBED IN THE UNIT AGREEMENT.

SECTION 202.  Form of Agent's Certificate of Authentication.

          The form of the Agent's certificate of authentication of the Units shall be in substantially the form set forth on the form of the Unit Certificates.

          The form of the Agent's certificate of authentication of the Separated Purchase Contracts shall be in substantially the form set forth on the form of the Separated Purchase Contract
Certificates.

                           ARTICLE THREE
            THE UNITS AND SEPARATED PURCHASE CONTRACTS

SECTION 301.  Title and Terms; Denominations.

          The aggregate number of Units and Separated Purchase

Contracts evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to
       (subject to increase up to a maximum of
 to the extent the over-allotment option of the underwriters under the Underwriting Agreement is exercised), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of (including as a result of the separation or reestablishment of a Unit), other Certificates pursuant to Section 304, 305, 310, 313, 314 or 805.

          The Certificates shall be issuable only in registered form and only in denominations of a single Unit or Separated
Purchase Contract and any integral multiple thereof.

SECTION 302.  Rights and Obligations Evidenced by the
Certificates.

          Each Unit Certificate shall evidence the number of Units specified therein, with each such Unit representing the ownership by the Unitholder thereof of a Preferred Security, subject to the Pledge of such Preferred Security by such Unitholder pursuant to the Pledge Agreement, and the rights and obligations of the Unitholder under one Purchase Contract. Prior to the purchase, if any, of Depositary Shares under the Purchase Contracts, the Units shall not entitle the Unitholders to any of the rights of a holder of Depositary Shares or Series F Preferred

Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company, except to the extent otherwise expressly provided in this Agreement.

          Each Separated Purchase Contract Certificate shall evidence the number of Purchase Contracts specified therein, with each such Purchase Contract representing the rights and obligations of the Holder thereof under one Purchase Contract. Prior to the purchase, if any, of Depositary Shares under the Purchase Contracts, such Purchase Contracts shall not entitle the Holders to any of the rights of a holder of Depositary Shares or Series F Preferred Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company, except to the extent otherwise expressly provided in this Agreement.


SECTION 303.  Execution, Authentication, Delivery and Dating.

          Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holder and deliver such Certificates.

          The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Certificates may be manual or facsimile. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

          No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

          Each Certificate shall be dated the date of its authentication.

          No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Certificates.

          Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary

Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with, in the case of Unit Certificates, such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

          If temporary Certificates are issued, the Company shall cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor definitive Certificates of like tenor of authorized denominations and evidencing a like number of Units or Separated Purchase Contracts, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units or Separated Purchase Contracts, as the case may be, evidenced thereby as definitive Certificates.

SECTION 305.  Registration of Transfer and Exchange.

          The Agent shall keep at the Corporate Trust Office a register (the "Unit Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Unit Certificates and of transfers of Unit Certificates (the Agent, in such capacity, the "Unit Registrar") and a register (the "Separated Purchase Contract Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Separated Purchase Contracts Certificates and transfers of Separated Purchase Contract Certificates (the Agent, in such capacity, the "Separated Purchase Contract Registrar").

          Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, as appropriate, one or more Certificates of any authorized denominations, of like tenor, and evidencing a like number of Units or Separated Purchase
Contracts, as the case may be.

          At the option of the Holder of a Certificate, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Units or Separated Purchase Contracts, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate and execute on behalf of the Holder, as appropriate, and deliver the Certificates which the Holder making the exchange is entitled to receive.

          All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence ownership of the same number of Units or Separated Purchase Contracts, as the case may be, and be entitled to the same benefits and subject to the same obligations under this Agreement as the Units or Separated Purchase Contracts, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

          Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or for exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge or tax that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to
Section 310 not involving any transfer.

          Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Date has occurred, deliver the Depositary Shares issuable in respect of the Purchase Contracts evidenced by such Certificate, or (ii) in the case of a Unit

Certificate, if a Termination Event shall have occurred prior to the Purchase Date, transfer the Preferred Securities evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

SECTION 306.  Book-Entry Interests.

          The Unit Certificates, on original issuance will be issued in the form of one or more, fully registered Global Unit Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. Such Global Unit Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of DTC, and no Unit Beneficial Owner will receive a definitive Unit Certificate representing such Unit Beneficial Owner's interest in such Global Unit Certificate, except as provided in Section 309. Unless and until definitive, fully registered Unit Certificates have been issued to Unit Beneficial Owners pursuant to Section 309:

          (a) the provisions of this Section 306 shall be in full force and effect;

          (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Contract Fees and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Unit Certificate(s) and shall have no obligation to the Unit Beneficial Owners;

          (c) to the extent that the provisions of this Section
306 conflict with any other provisions of this Agreement, the provisions of this Section 306 shall control; and

          (d) the rights of the Unit Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Unit Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Contract Fees to such Clearing Agency Participants.

SECTION 307.  Notices to Holders.

          Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the

Company or the Company's agent shall, except as set forth herein, have no obligations to the Unit Beneficial Owners.

SECTION 308.  Appointment of Successor Clearing Agency.

          If any Clearing Agency elects to discontinue its services as securities depository with respect to the Units, the Company may, in its sole discretion, appoint a successor Clearing
Agency with respect to the Units.

SECTION 309.  Definitive Unit Certificates.

          If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 307, (ii) the Company elects to terminate the book entry system through the Clearing Agency with respect to the Units, or (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, then upon surrender of the Global Unit Certificates representing the Book Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Unit Certificates to be delivered to Unit Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

SECTION 310.  Mutilated, Destroyed, Lost and Stolen Certificates.

          If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor a new Certificate of like tenor, evidencing the same number of Units or Separated Purchase Contracts, as the case may be, and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate of like tenor, evidencing the same number of Units or Separated Purchase

Contracts, as the case may be, and bearing a number not contemporaneously outstanding.

          Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver to the Holder, a Certificate on or after the Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Date has occurred, deliver the Depositary Shares issuable in respect of the Purchase Contracts evidenced by such Certificate, or (ii) in the case of a Unit Certificate, if a Termination Event shall have occurred prior to the Purchase Date, transfer the Preferred Securities evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

          Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses
(including the fees and expenses of the Agent) connected therewith.

          Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder (in respect of the Purchase Contracts evidenced thereby), whether or not the destroyed, lost or stolen Certificate (and the Purchase Contracts evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

SECTION 311.  Persons Deemed Owners.

          Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units or the Separated Purchase Contracts evidenced thereby, for the purpose of receiving distributions on the Preferred Securities, receiving payments of the Contract Fees, performance of the

Purchase Contracts and for all other purposes whatsoever, whether or not any distributions on the Preferred Securities or the Contract Fee payable in respect of the Purchase Contracts evidenced by the Units or the Separated Purchase Contracts, as the case may be, shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent shall be affected by notice to the contrary.

          Notwithstanding the foregoing, with respect to any Global Unit Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency, as a Unitholder, with respect to such Global Unit Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Unit Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency as a Unitholder of such Global Unit Certificate.

SECTION 312.  Cancellation.

          All Certificates surrendered for delivery of Depositary Shares on or after the Purchase Date, transfer of Preferred Securities after the occurrence of a Termination Event or for registration of transfer, exchange or separation or reestablishment of a Unit, shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly canceled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates held by the Agent shall be destroyed by the Agent unless otherwise directed by Issuer Order.

          If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent canceled or for cancellation.

SECTION 313.  Separation of Unit.

          A Unitholder may separate Preferred Securities from the related Purchase Contracts (a "Unit Separation") at any time on or prior to the 32nd day immediately preceding the Purchase Date by (a) depositing with the Collateral Agent Eligible Collateral having an aggregate principal amount equal to the aggregate Stated Amount of the Preferred Securities and (b) transferring the related Units to the Agent accompanied by a notice to the Agent stating that the Unitholder has transferred the relevant amount of Eligible Collateral to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Preferred Securities underlying such Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent. Upon receipt of the deposit described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will effect the release of the Preferred Securities having a corresponding aggregate Stated Amount from the Pledge of the Pledge Agreement to the Agent free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

          (i)   cancel the related Units;

          (ii)  transfer the Preferred Securities to the former
      Unitholder; and

          (iii) authenticate, execute on behalf of the former Unitholder and deliver a Separated Purchase Contract Certificate executed by the Company in accordance with
      Section 303 evidencing the same number of Purchase Contracts evidenced by the canceled Units.

          Purchase Contracts secured by Eligible Collateral shall be nontransferable without the prior written consent of the Company, and the Separated Purchase Contract Certificates evidencing such Purchase Contracts shall be in definitive form only and bear a legend in substantially the following form:

          THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE PURCHASE CONTRACTS EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SUCH PURCHASE CONTRACTS, IS RESTRICTED BY THE TERMS OF THE UNIT AGREEMENT DATED , 1996, A COPY OF WHICH IS ON FILE AT THE CORPORATE TRUST OFFICE OF THE AGENT. NO SUCH SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

          Unitholders who elect to separate the Preferred Security from the related Purchase Contract shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent for the Eligible Collateral, and the Company shall not be responsible for any such fees or expenses.

          Unitholders may make Unit Separations only in integral

multiples of 400 Units.

          In the event a Unitholder making a Unit Separation fails to effect a book-entry transfer of the Units or deliver a definitive Unit Certificate(s) to the Agent after depositing Eligible Collateral with the Collateral Agent, the Preferred Security evidenced by such Unit, and any distributions on such Preferred Security, shall be held in the name of the Agent in trust for the benefit of such Unitholder, until such Unit is transferred or Unit Certificate is delivered, as the case may be, or, with respect to a Unit Certificate, such Unitholder provides satisfactory evidence that such Unit Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

          Except as described in this Section 313, for so long as the Purchase Contract underlying a Unit remains in effect such Unit shall not be separable into its constituent parts, and the rights and obligations of the Unitholder in respect of the Preferred Security and Purchase Contract constituting such Unit may be acquired, and may be transferred and exchanged, only as a Unit. Other than a Unit Certificate evidencing a Unit, no Unitholder, or any transferee thereof, shall be entitled to receive a certificate evidencing the ownership of a Preferred Security or the rights and obligations of the Unitholder and the Company under a Purchase Contract for so long as the Purchase Contract underlying the Unit remains in effect.

SECTION 314.  Reestablishment of a Unit.

          A Holder of Separated Purchase Contracts may at any time on or prior to the 32nd day immediately preceding the Purchase Date reestablish Units by (a) transferring Preferred Securities to the Collateral Agent with an instruction that the Collateral Agent (i) release Eligible Collateral having a corresponding aggregate principal amount and (ii) notify the Agent of the receipt of the Preferred Securities and (b) delivering the related Separated Purchase Contract Certificate(s) to the Agent for cancellation. Upon such transfer as described in clause (a) above, the Collateral Agent will release the relevant amount of Eligible Collateral from the Pledge of the Pledge Agreement free and clear of the Company's security interest therein and, upon the receipt of notice from the Collateral Agent as provided in clause (a) above, the Agent shall promptly effect the reestablishment of a number of Units equal to the number of Purchase Contracts evidenced by the canceled Separated Purchase Contracts by depositing such Units into DTC for the credit of such Holder (or its designee), or, in case of Unit Certificates in definitive form, by authenticating and executing on behalf of such Holder and delivering a definitive

Unit Certificate executed by the Company in accordance with
Section 303 evidencing such Units.

          Reestablished Units shall be freely transferable without the consent of the Company.

          Holders of Separated Purchase Contracts may reestablish
Units only in integral multiples of 400 Units.

                           ARTICLE FOUR

                     THE PREFERRED SECURITIES

SECTION 401.  Payment of Distribution; Rights to Distributions
Preserved.

          A distribution on any Preferred Security which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Unit Certificate (or one or more Predecessor Unit Certificates) of which such Preferred Security is a part is registered at the close of business on the Record Date for such Payment Date.

          Each Unit Certificate evidencing Preferred Securities delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Unit Certificate shall carry the rights to distributions accrued and unpaid, and to accrue, which were carried by the Preferred Securities underlying such other Unit Certificate.

          In the case of any Unit with respect to which Cash Settlement of the underlying Purchase Contract is effected on a Purchase Date after any Record Date and on or prior to the next succeeding Payment Date, distributions on the Preferred Securities underlying such Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, and such distributions shall, subject to receipt thereof by the Agent, be paid to the Person in whose name the Unit Certificate (or one or more Predecessor Unit Certificates) is registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Unit with respect to which Cash Settlement of the underlying Purchase Contract is effected on a Purchase Date, distributions on the related Preferred Securities that would otherwise be payable after the Purchase Date shall not be payable hereunder to the Holder of such Unit.

SECTION 402.  Transfer of Preferred Securities upon Occurrence of
Termination Event; Payment of Redemption Price or Liquidation
Distribution.


          Upon the occurrence of a Termination Event and the transfer to the Agent of the Preferred Securities underlying the Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Preferred Securities from each Unitholder by written request mailed to such Unitholder at his address as it appears in the Unit Register. Upon book-entry transfer of the Units or delivery of a definitive Unit Certificate to the Agent with such transfer instructions, the Agent shall transfer the Preferred Securities to such Unitholder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Units fails to effect such transfer or delivery, the Preferred Securities evidenced by such Units, and any distributions thereon, shall be held in the name of the Agent in trust for the benefit of such Unitholder, until such Units are transferred or the Unit Certificate is surrendered or such Unitholder provides satisfactory evidence that such Unit Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

          Upon the occurrence of a Termination Event and the transfer to the Agent of the Redemption Price or Liquidation Distribution in respect of the Preferred Securities underlying the Units pursuant to the terms of the Pledge Agreement, the Agent shall transfer by wire to the Clearing Agency funds sufficient to pay the applicable Redemption Price or Liquidation Distribution with respect to the Preferred Securities forming a part of the Units upon book-entry transfer of the Units, or, if the Units are issued in definitive form, the Agent will pay the applicable Redemption Price or Liquidation Distribution with respect to the Preferred Securities forming a part of the Units to the Holders of such Units upon delivery of the definitive Unit Certificates evidencing such Units to the Agent. In the event a Holder of Units fails to effect such transfer or delivery, the applicable Redemption Price or Liquidation Price with respect to the Preferred Securities evidenced by such Units shall be held in the name of the Agent in trust for the benefit of such Unitholder, until such Units are transferred or the Unit Certificate is surrendered or such Unitholder provides satisfactory evidence that such Unit Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

SECTION 403.  Notice and Voting.

          Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Preferred Securities pledged with the

Collateral Agent. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Unitholders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Unitholder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities evidenced by their Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Unitholders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Unit, the Agent shall abstain from voting the Preferred Security evidenced by such Unit. The Company hereby agrees, if applicable, to take all action which may be deemed necessary by the Agent in order to enable the Agent to vote such Preferred Securities or cause such Preferred Securities to be voted, and the Trust shall covenant in the Declaration to take all action which may be deemed necessary by the Agent in order to enable the Agent to vote such Preferred Securities or to cause such Preferred Securities to be voted.

SECTION 404.  Distribution of Subordinated Debt Securities.

          In the event Subordinated Debt Securities are received by the Collateral Agent in respect of Preferred Securities subject to the Pledge thereof upon the occurrence of a Tax Event, Investment Company Event, Optional Distribution or liquidation of the Trust, the Subordinated Debt Securities will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligations of each Unitholder to purchase Depositary Shares under the Purchase Contracts evidenced by such Units. Thereafter the Holders and the Collateral Agent shall have such rights and obligations with respect to the Subordinated Debt Securities that the Holders and the Collateral Agent had in respect of the Preferred Securities subject to the Pledge thereof as provided in Articles III, IV, V and VI hereof, and any reference herein to the Preferred Securities shall be deemed to be a reference to the Subordinated Debt Securities. The Company may cause to be made in the Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate.

                           ARTICLE FIVE

                      THE PURCHASE CONTRACTS

SECTION 501.  Purchase of Depositary Share; Acceleration of
Purchase Obligation.

          (a) Each Purchase Contract shall obligate the Holder of the related Unit or the Separated Purchase Contract to purchase, and the Company to sell, on the Stated Purchase Date, one
Depositary Share, at a price of $25 per Depositary Share (the
"Purchase Price"), unless a Termination Event shall have occurred.

          (b) Subject to paragraph (c) of this Section, the Company or the Company's agent may, at the Company's sole option and in its sole discretion, on not less than 45 nor more than 60 days' notice (an "Acceleration Notice") to the Agent, the Collateral Agent, the Property Trustee, the Indenture Trustee and the Holders, at their addresses as they appear in the Register, accelerate the obligation of the Holders under the Purchase Contracts, in whole (but not in part), to purchase, and the Company to sell, on the next succeeding Payment Date (such Payment Date, an "Early Purchase Date" and, together with the Stated Purchase Date, a "Purchase Date"), one Depositary Share per Purchase Contract; provided that the Company shall have the right, in its sole discretion, to rescind any Acceleration Notice in connection with an Early Purchase Date (whereupon all rights and obligations of the Company and the Holders that would have arisen with respect to such Payment Date shall be of no force and effect) upon delivery of written notice of such cancellation to the Agent, the Collateral Agent, the Property Trustee, the Indenture Trustee and the Holders on or before the 20th day immediately prior to the applicable Early Purchase Date, without prejudice to the rights of the Company, including without limitation its rights to provide an Acceleration Notice in the future.

          (c) Except as expressly provided herein, no Unitholder shall have the right or obligation to purchase Depositary Shares prior to the Stated Purchase Date or from and after the date on which a Termination Event has occurred.

          (d) Each Holder of a Unit or Separated Purchase Contract, by his acceptance thereof, irrevocably authorizes the Agent to enter into and perform the Purchase Contract on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as his attorney-in-fact to enter into and perform the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Preferred Security or Eligible Collateral pursuant to the Pledge Agreement. Each Holder of a Unit or Separated Purchase Contract, by his acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 503 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Stated Amount of the Preferred Security or the proceeds of the Eligible Collateral on the Purchase Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

          (e) Upon registration of transfer of a Certificate evidencing Purchase Contracts, the transferee shall be bound (without the necessity of any other action on the part of such transferee), under the terms of this Agreement, the Purchase Contracts evidenced by such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contracts evidenced by the Certificate so transferred. The Company covenants and agrees, and each Holder of a Certificate, by his acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

SECTION 502.  Contract Fee.

          The Company shall pay, on each Payment Date, the Contract Fee payable in respect of each Purchase Contract to the Person in whose name the Certificate (or one or more Predecessor Certificates) evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. The Contract Fee with respect to any Purchase Contract shall cease to be payable in respect of any period after the Purchase Date (or in the case of a Put Default, the Delayed Purchase Date) or, if earlier, in respect of any period after termination of the Purchase Contract. The Contract Fee will be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register.

          Upon the occurrence of a Termination Event, Contract Fees shall cease to accrue in respect of any period from and after the date of such Termination Event (unless the Company defaults in the payment of accrued Contract Fees). The Company's obligations to pay any accrued Contract Fees shall be deemed fulfilled if the Company deposits with the Agent funds necessary to pay accrued Contract Fees, in trust with irrevocable instructions and authorization that such funds shall be delivered to the Holders.

          Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of the separation or reestablishment of a Unit) any other Certificate shall carry the rights to fees accrued and unpaid, and to accrue, which were carried by the

Purchase Contract evidenced by such other Certificate.

SECTION 503.  Payment of Purchase Price.

          (a) Subject to paragraph (b) of this Section, the Purchase Price for the Depositary Share purchased pursuant to a Purchase Contract shall be payable at the office of the Collateral Agent in The City of New York maintained for such purpose as follows:

          (i) A Unitholder may effect a "Cash Settlement" of a Purchase Contract by (A) providing the Agent with notice of its election to effect a Cash Settlement not less than 10 nor more than 30 days prior to the Purchase Date and (B) making a payment of the Purchase Price to the Collateral Agent prior to 9:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date in lawful money of the United States by certified check or wire transfer in immediately available funds payable to or upon the order of the Company. Upon receipt of notice from a Unitholder electing a Cash Settlement, the Agent promptly shall notify the Collateral Agent of such Unitholder's election. The funds received by the Collateral Agent will be invested promptly by the Collateral Agent in overnight federal funds and paid to the Company on the Purchase Date in settlement of the Purchase Contract in accordance with the terms of the Pledge Agreement;

          (ii) A Unitholder may effect a "Collateral Settlement" of a Purchase Contract by directing the Unit Agent not less than 10 nor more than 30 days prior to the Purchase Date to instruct the Collateral Agent to present the related Preferred Security evidenced by the Unit to the Trust for repayment prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date at the Repayment Price and to apply $25 of the proceeds therefrom to settlement of the Purchase Contract held by the Holder. The Unit Agent shall so instruct the Collateral Agent in the form provided in Exhibit C. Upon receipt of the Preferred Security, the Property Trustee will transfer to the Collateral Agent no later than 1:00 p.m., New York City time, on such Business Day funds in an amount equal to the Repayment Price of the Preferred Security, which funds will be invested by the Collateral Agent promptly in overnight federal funds and paid to the Company on the Purchase Date in settlement of the Purchase Contract in accordance with the terms of the Pledge Agreement. Any funds received by the Collateral Agent (A) in excess of the Purchase Price of the Purchase Contract being settled thereby or (B) in respect of the interest earned from the investment in overnight federal funds will be distributed to the Agent for payment to the Holder at the office of the Agent in The City of New York maintained for that purpose. In addition, if the rate of interest per annum paid on such investment is less than %, the Company shall make a distribution to the Holders of an amount equal to one day's interest on the Stated Amount at the rate of % per annum less the amount of interest actually earned from such investment. Such distribution shall be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Unit Register;

          (iii) A Unitholder who does not make an effective Cash Settlement or direct the Agent to deliver an instruction for a Collateral Settlement shall be deemed to have elected a Collateral Settlement, and the Unitholder's Purchase Contract automatically shall be settled accordingly, as provided in subparagraph (a)(ii); and

          (iv) A Holder of a Separated Purchase Contract shall pay for the Depositary Share to be issued under the Purchase Contract from the proceeds of the related Eligible Collateral held by the Collateral Agent, which will be applied automatically by the Collateral Agent to pay the Purchase Price for the Purchase Contract to the Company on the Purchase Date without receiving any instruction from the Holder. During the 30 days immediately prior to the Purchase Date, the Collateral Agent will reinvest any maturing Eligible Collateral in instruments maturing no later than the Business Day immediately prior to the Purchase Date in accordance with the terms of the Pledge Agreement. In the event the sum of the proceeds from the related Eligible Collateral and the interest earned from the investment in overnight federal funds is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent will distribute such excess to the Holder of the related Separated Purchase Contracts on the Purchase Date.

          (b) If any of the Preferred Securities are presented by the Collateral Agent for repayment by the Trust, as provided in subparagraph (a)(ii) in connection with settlement of the related Purchase Contracts on an Early Purchase Date but are not repaid in accordance with their terms (a "Put Default") and such Put Default shall continue for more than two Business Days (the "Extension Period"), (a) the Company shall not be entitled to accelerate the obligations of the Holders to any Early Purchase Date, (b) any Acceleration Notice shall be rescinded and annulled automatically, (c) any payments deposited with the Collateral Agent to effect a Cash Settlement shall be returned to the Holders and (d) any proceeds received by the Collateral Agent from the Eligible Collateral shall be reinvested in Eligible Collateral in accordance with the terms of the Pledge Agreement. If a Put Default shall occur and continue for more than two

Business Days in connection with a settlement of the related Purchase Contracts on the Stated Purchase Date, a Termination Event shall occur having the effect described in Section 506. However, if the Preferred Securities in respect of which a Put Default has occurred are repaid at the Repayment Price on any day during the Extension Period, the Company and the Holders shall be obligated to settle the Purchase Contracts on their original terms on the immediately following Business Day (a "Delayed Purchase Date"). During the Extension Period and until settlement of the Purchase Contracts on the Delayed Purchase Date, if any, any payments deposited with the Collateral Agent to effect a Cash Settlement and any proceeds received by the Collateral Agent from the Eligible Collateral or any repaid Preferred Securities will be invested in overnight federal funds in accordance with the terms of the Pledge Agreement. Any funds received by the Collateral Agent in respect of the interest earned from the investment in overnight federal funds will be distributed to the Agent for payment to the Holder at the office of the Agent in The City of New York maintained for that purpose.

          (c) The Company shall not be obligated to issue any shares of Series F Preferred Stock in respect of a Purchase Contract or deliver any certificate therefor to the Depositary unless it shall have received payment in full of the Purchase Price for the Depositary Share to be purchased thereunder in the manner herein set forth.

          (d) Upon Cash Settlement of any Purchase Contract, (i) the Collateral Agent will in accordance with the terms of the Collateral Agreement cause the Preferred Security evidenced by such Unit to be released from the Pledge by the Collateral Agent free and clear of any security interest of the Company and transferred to the Agent for delivery to the Unitholder thereof or its designee as soon as practicable and (ii) subject to the receipt thereof from the Collateral Agent, the Agent shall, by book-entry transfer, or other appropriate procedures, in accordance with instructions provided by the Unitholder thereof, transfer the Preferred Security (or, if no such instructions are given to the Agent by the Unitholder, the Agent shall hold the Preferred Security, and any distributions thereon, in the name of the Agent in trust for the benefit of such Unitholder).

          (e) The Agent shall request registration instructions from each Holder, by written request mailed to such Holder at his address as it appears in the Register, in respect of the Depositary Receipts to be delivered in respect of the Depositary Shares no later than the fifteenth day immediately preceding the Purchase Date. Upon receipt by the Agent of such registration instructions, the Agent shall deliver such instructions to the Company, for delivery to the Depositary pursuant to the Deposit Agreement. If no registration instructions with respect to a Unit or Separated Purchase Contract are received by the Agent by the second Business Day preceding the Purchase Date, the Agent shall cause the Depositary Receipts deliverable in respect of the Purchase Contracts evidenced thereby to be registered in the name of the Agent, as custodian for the Holder of such Unit or Separated Purchase Contract.

SECTION 504.  Issuance of Shares and Depositary Receipts.

          Unless a Termination Event shall have occurred on or prior to the Purchase Date, on the Purchase Date, upon its receipt of payment in full of the Purchase Price for the Depositary Shares purchased by the Holders pursuant to the foregoing provisions of this Article, and subject to the provisions of Section 901, the Company shall then cause to be delivered to the Depositary a certificate for the validly issued, fully paid and nonassessable shares of Series F Preferred Stock to be evidenced by the Depositary Shares so purchased, registered in the name of the Depositary in accordance with the Deposit Agreement, together with instructions to the Depositary to register the Depositary Receipts issuable by the Depositary in the names of the Holders or such Holders' designees provided by the Holders to the Agent and delivered to the Company by the Agent pursuant to Section 503 (or, if no such instructions are given to the Agent by a Holder, to register the related Depositary Receipts in the name of the Agent, as custodian for such Holder). Upon the issuance of the Depositary Receipts evidencing such Depositary Shares, registered as requested, the Agent shall then cause to be delivered such Depositary Receipt to such Holder or its designee, upon delivery to the Agent of the related Certificate or, in the case of a Global Unit Certificate, book-entry transfer to the Agent of the related Units. The certificate evidencing such shares of Series F Preferred Stock shall be deemed to have been issued and the Depositary shall be deemed to have become a holder of record of such shares as of the close of business on the day on which payment in full under the Purchase Contracts shall have been tendered to the Company by the Collateral Agent.

          Upon delivery to the office of the Agent in The City of New York maintained for that purpose of a Certificate in respect of which Depositary Receipts have been registered in the name of the Agent, as custodian for the benefit of such Holder, the Agent shall deliver such Depositary Receipts to the Depositary, together with such instruments of transfer as may be required to effect the registration of such Depositary Receipts in the name of such Holder.

SECTION 505.  Charges and Taxes.

          The Company will pay all taxes attributable to the initial issuance and delivery of the shares of Series F Preferred
Stock, the Depositary Shares and the Depositary Receipts;

provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Purchase Contract or any issuance of a Depositary Receipt in a name other than that of the registered Holder of a Certificate surrendered upon the purchase of Depositary Shares issuable in respect of the Purchase Contracts evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates, Certificates or such Purchase Contracts unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Agent shall have no obligation to pay any such tax.

SECTION 506.  Termination Event; Notice.

          The Purchase Contracts and the obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Date, a Termination Event shall have occurred. Any such termination shall be without liability to the Holders or the Company. Upon the occurrence of a Termination Event, the Company shall give notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register. Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the Preferred Securities forming a part of such Units in accordance with the provisions of Section 402 and the Pledge Agreement.

                            ARTICLE SIX

                             REMEDIES

SECTION 601. Unconditional Right of Holder to Receive Contract Fee and to Purchase Depositary Share.

          Notwithstanding any other provision in this Agreement,

the Holder of any Unit or Separated Purchase Contract shall have the right, which is absolute and unconditional, to receive payment of each installment of the Contract Fee with respect to the Purchase Contract evidenced by such Unit or Separated Purchase Contract on the respective Payment Date for such Unit or Separated Purchase Contract and to purchase a Depositary Share pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such payment and right to purchase a Depositary Share, and such rights shall not be impaired without the consent of such Holder; provided that all such rights shall terminate upon the occurrence of a Termination

Event.

SECTION 602.  Restoration of Rights and Remedies.

          If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

SECTION 603.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 310, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 604.  Delay or Omission Not Waiver.

          No delay or omission of any Holder to exercise any right or remedy upon any Default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

SECTION 605.  Undertaking for Costs.


          All parties to this Agreement agree, and each Holder of any Unit or Separated Purchase Contract by his acceptance of the Unit or Separated Purchase Contract shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder of Units, Separated Purchase Contracts, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units and Separated Purchase Contracts, or to any suit instituted by any Holder for the enforcement of the payment of the distributions on any Preferred Securities or the Contract Fee on any Purchase Contract on or after the respective Payment Date therefor evidenced by the Units or Separated Purchase Contracts held by such Holder, or for enforcement of the right to purchase Depositary Shares under the Purchase Contracts evidenced by the Units or Separated Purchase Contracts held by such Holder.

SECTION 606.  Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                           ARTICLE SEVEN

                             THE AGENT

SECTION 701.  Certain Duties and Responsibilities.

          (a) The Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this

Agreement against the Agent.

          (b) In the absence of bad faith or negligence on its part, the Agent may, with respect to the Units and Separated Purchase Contracts, conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (1) this Subsection shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was grossly negligent in ascertaining the pertinent facts; and

                (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provision of this Section.

          (e) The Agent is authorized and directed to execute and deliver the Pledge Agreement in its capacity as Agent. The Agent shall have no responsibility or liability (other than as provided in section (c) above) for the validity of the pledge or security interest granted under the Pledge Agreement other than to ensure that any Preferred Securities delivered to the Unit Agent are transferred to the Collateral Agent.

SECTION 702.  Notice of Default.


          Within 90 days after the occurrence of any default by the Company hereunder, of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders, as their names and addresses appear in the Register, notice of such default hereunder unless such default shall have been cured or waived.

SECTION 703.  Certain Rights of Agent.

          Subject to the provisions of Section 701:

          (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers'
Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Agent may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and


          (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 704. Not Responsible for Recitals or Issuance of Units or Separated Purchase Contracts.

          The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their correctness. The Agent makes no representations as to the validity or sufficiency of this Agreement or of the Units or Separated Purchase Contracts. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

SECTION 705.  May Hold Units or Separated Purchase Contracts.

          Any Registrar or any other agent of the Company, or the Agent, in its individual of any other capacity, may become the owner or pledgee of Units or Separated Purchase Contracts and may otherwise deal with the Company with the same rights it would have if it were not Registrar or such other agent, or the Agent.

SECTION 706.  Money Held in Trust.

          Money held by the Agent in trust hereunder need not be segregated from the other funds except to the extent required by law. The Agent shall be under no obligation to in-vest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 707.  Compensation and Reimbursement.

          The Company agrees:

          (a) to pay to the Agent from time to time reasonable compensation for all services rendered by it hereunder;

          (b) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 708.  Corporate Agent Required; Eligibility.

          There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, having, together with its parent, a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having its Corporate Trust Office in The City of New York, if there be such a corporation in The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation, or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 709.  Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of
Section 710.

          (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 710 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

          (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units and Separated Purchase Contracts delivered to the Agent and the Company.


          (d)   If at any time:

          (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

          (2) the Agent shall cease to be eligible under Section
      708 and shall fail to resign after written request therefor by the Company or by any Holder, or

          (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by an Officers' Certificate may remove the Agent, or (ii) any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

          (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 710. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 710, any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

          (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

SECTION 710.  Acceptance of Appointment by Successor.


          (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies end duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights and powers of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

          (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

          (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

SECTION 711.  Merger, Conversion, Consolidation or Succession to
Business.

          Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the agency business of the Agent, shall be the successor of the Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Units or Separated Purchase Contracts, as the case may be.

SECTION 712.  Preservation of Information; Communications to
Holders.

          (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Unit and/or Separated Purchase Contract for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units or Separated Purchase Contracts and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall within five Business Days after the receipt of such application, afford such applicants access to the information preserved at the time by the Agent in accordance with Section 712(a).

          (c) Every Holder agrees with the Company and the Agent that none of the Company, the Agent nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 712(b), regardless of the source from which such information was derived.

SECTION 713.  No Obligations of Agent.

          Except to the extent otherwise provided in this

Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement or any Purchase Contract in respect of the obligations of the Holder thereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent provided in Article Five hereof.

SECTION 714.  Tax Compliance.

          (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "back-up" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or the Separated Purchase Contracts or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units or Separated Purchase Contracts. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

          (b) The Agent shall comply with any written direction received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of
Section 701(b).

          (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on written request, to the Company or its authorized representatives within a reasonable period of time after receipt of such request.

                           ARTICLE EIGHT

                      SUPPLEMENTAL AGREEMENTS

SECTION 801.  Supplemental Agreements without Consent of Holders.

          Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Agent, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

          (4) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

SECTION 802.  Supplemental Agreements with Consent of Holders.

          With the consent of the Holders of not less than 66-2/3% of the Outstanding Units and Separated Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company when authorized by a Board

Resolution or Officers' Certificate, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Purchase Contracts; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit or Separated Purchase Contract affected thereby,

          (1)   change any Payment Date;

          (2) increase the amount or decrease the types of Collateral required to be pledged to secure a Holder's obligations under the Purchase Contracts, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral, or otherwise materially and adversely alter the rights of the holders of Preferred Securities;

          (3) reduce any Contract Fee or change any place where, or the coin or currency in which, any Contract Fee is payable;

          (4) impair the right to institute suit for the enforcement of any Purchase Contract;

          (5) reduce the number of Depositary Shares to be purchased pursuant to any Purchase Contract, increase the price to purchase Depositary Shares upon settlement of any

      Purchase Contracts, change the Stated Purchase Date or otherwise adversely affect the Holder's rights under any Purchase Contract;

          (6) reduce the percentage of the outstanding Units and Separated Purchase Contracts the consent of whose Holders is required for any such supplemental agreement; or

          (7) cause the Trust for United States federal income tax purposes to be classified as other than a grantor trust.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 803.  Execution of Supplemental Agreements.

          In executing, or accepting the additional agencies or

duties created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies or duties created by this Agreement, the Agent shall be entitled to receive and (subject to Section 801) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any conditions precedent to the execution of such supplemental agreement to the extent set forth in this Agreement have been satisfied. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

SECTION 804.  Effect of Supplemental Agreements.

          Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed and delivered hereunder shall be bound thereby.

SECTION 805.  Reference to Supplemental Agreements.

          Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.

                           ARTICLE NINE

          CONSOLIDATION, MERGER, SALE, TRANSFER OR LEASE

SECTION 901. Covenant Not to Merge, Consolidate, Sell, Transfer or Lease Property Except under Certain Conditions.

          The Company covenants that it will not merge or consolidate with any other Person or sell, transfer or lease all or substantially all of its assets to any Person, except that the Company may merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any other Person provided that (i) the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the

United States of America or a State thereof and such corporation shall expressly assume the obligations of the Company under the Purchase Contracts, this Agreement and the Pledge Agreement by one or more supplemental agreements in form satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, (ii) the Company or such successor corporation, as the case may be, shall not immediately after such merger, consolidation, sale, transfer or lease, be in default in the performance of any of its obligations under this Agreement or the Pledge Agreement and
(iii) such merger, consolidation, sale, transfer or lease shall not cause the Trust for United States federal income tax purposes to be classified as other than a grantor trust.

          In addition, the Company covenants that it will not merge or consolidate with any other Person or sell, transfer or lease all or substantially all of its assets to any Person unless in connection with any such merger, consolidation, sale, transfer or lease (other than a merger, consolidation, sale, transfer or lease which would not result in any change in the terms of the Series F Preferred Stock, if the Series F Preferred Stock were then outstanding), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, executes and delivers to the Agent an amendment of this Agreement providing that the Holder of each Certificate then Outstanding shall have the right and obligation to purchase on the Purchase Date, either directly or indirectly through the purchase of depositary shares, the same number of shares of preferred stock of the surviving Person, having substantially the same preferences, rights and powers as the Series F Preferred Stock evidenced by the Depositary Shares, as such Holder would have purchased if a Purchase Date with respect to such Purchase Contracts had occurred immediately prior to such consolidation, merger, sale, transfer or lease. If, however, the surviving

Person does not have publicly held equity securities outstanding but is a direct or indirect subsidiary of a Person that does, then, at the election of the surviving Person, the preferred stock may be preferred stock of any such publicly held parent.

SECTION 902.  Rights and Duties of Successor Corporation.

          In case of any such consolidation, merger, sale, transfer or lease and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Salomon Inc, any or all of the Certificates issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate which such successor Company thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Units or Separated Purchase Contracts, as the case may be, so issued shall in all respects have the same legal rank and benefit under this Agreement as the Units or Separated Purchase Contracts, as the case may be, theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Units or Separated Purchase Contracts, as the case may be, had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, transfer or lease, such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units and Separated Purchase Contracts, thereafter to be issued as may be appropriate.

                            ARTICLE TEN

                             COVENANTS

SECTION 1001.  Performance under Purchase Contracts.

          The Company covenants and agrees for the benefit of the Holders from time to time of the Units and the Separated Purchase
Contracts that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of Depositary Shares upon settlement of the Purchase Contracts and for transfer of Preferred Securities or payment of the Redemption Price or Liquidation Distribution in respect of Preferred Securities upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer, exchange or the separation or reestablishment of a Unit and where notices and demands to or upon the Company in respect of the Units or Separated Purchase Contracts and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units and Separated Purchase Contracts the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

SECTION 1003.  Company to Reserve Series F Preferred Stock.

          The Company shall at all times prior to the Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued % Cumulative Preferred Stock, Series F, the full number of shares of Series F Preferred Stock issuable against tender of payment for the Depositary Shares evidencing such shares of Series F Preferred Stock in respect of all Purchase Contracts constituting a part of the Outstanding Units and Separated Purchase Contracts.

SECTION 1004.  Covenants as to Series F Preferred Stock.

          The Company covenants that all shares of Series F Preferred Stock which may be issued against tender of payment for the Depositary Shares evidencing such shares of Preferred Stock in respect of any outstanding Purchase Contract will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees not to take any action which will cause any Series F Preferred Stock to be issued prior to the Purchase Date or to file any amendment to the Certificate of Designations designating the Series F Preferred Stock, or to take any other action which would change the terms of the Series F Preferred Stock or the Depositary Shares evidencing such Series F Preferred Stock, except as permitted by this Agreement.

SECTION 1005. Statements of Officers of the Company as to Default.

          The Company will deliver to the Agent, within 120 days

after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 SALOMON INC



                                 By:______________________________



Attested by:___________________________


                                 CHEMICAL BANK, as Agent



                                 By:______________________________



Attested by:___________________________

                            EXHIBIT A


           This Security Certificate is a Global Unit Certificate within the meaning of the Unit Agreement hereinafter referred to and is registered in the name of the Clearing Agency or a nominee thereof. This Security Certificate may not be exchanged in whole or in part for a Security Certificate registered, and no transfer of this Security Certificate in whole or in part may be registered, in the name of any person other than such Clearing Agency or a nominee thereof, except in the limited circumstances described in the Unit Agreement.

           Unless this Security Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Security Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No.--------                                    Cusip No. -------

                  Form of Face of Unit Certificate

              % Trust Preferred StockSM (TRUPSSM) Units

                            ------- Units

           This Unit Certificate certifies that is the registered Holder of the number of Units set forth above. Each Unit represents ownership by the Holder of one % Preferred Security (the "Preferred Security") of SI Financing Trust I, a Delaware statutory business trust, having a stated liquidation amount of $25, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder under one Purchase Contract with Salomon Inc, a Delaware corporation (the "Company").

           Pursuant to the Pledge Agreement, the Preferred
Security constituting part of each Unit evidenced hereby has been pledged to the Collateral Agent to secure the obligations of the Holder under the Purchase Contract constituting part of such Unit.

           The Pledge Agreement provides that all payments of the Stated Amount of, or cash distributions on, any Pledged Preferred Securities (as defined in the Pledge Agreement) constituting part of the Units received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) cash distributions with respect to Pledged Preferred Securities and (B) any payments of the Stated Amount with respect to any Preferred Securities that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent for such purpose, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or on or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the Stated Amount of any Pledged Preferred Securities, to the Company on the relevant Payment Date (as defined below) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Units of which such Preferred Securities are a part under the Purchase Contracts forming a part of such Units. Distributions on any Preferred Security forming part of a Unit evidenced hereby paid on
          ,           ,            or           , commencing
          , 1996 (each, a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Unit Certificate (or a Predecessor Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

           Each Purchase Contract evidenced hereby obligates the Holder of this Unit Certificate to purchase, and the Company to sell, on , 2021 (the "Stated Purchase Date"), or, at the election of the Company, subject to the terms of the Unit Agreement, on any earlier Payment Date on or after , 1996 (such Payment Date, an "Early Purchase Date" and together with the Stated Purchase Date, a "Purchase Date"), one Depositary Share (a "Depositary Share") representing a one-twentieth interest in a share of % Cumulative Preferred Stock, Series F, Liquidation Preference $500 per share (the "Series F Preferred Stock"), of the Company at a price equal to $25 per Depositary Share, unless a Termination Event shall have occurred, all as provided in the Unit Agreement and more fully described on the reverse hereof. A Holder may cause the Preferred Security pledged to secure the obligations under the Purchase Contract of the Holder of the Unit of which such Purchase Contract is a part to be repaid and the proceeds therefrom to be used to pay the purchase price of the Depositary Share under such Purchase Contract.

           The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Unit evidenced hereby a fee (the "Contract Fee") equal to % per annum of the Stated Amount, from , 1996, computed on the basis of a

360-day year of twelve 30-day months. Such Contract Fee shall be payable to the Person in whose name this Unit Certificate (or a Predecessor Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

           Distributions on the Preferred Securities and Contract Fees will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Unit Register.

           Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Unit
Certificate shall not be entitled to any benefit under the Pledge
Agreement or the Unit Agreement or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                           SALOMON INC

                                    By:---------------------------
                                    Name:
                                    Title:
Attest:
Name:
                                    HOLDER SPECIFIED ABOVE (as to
                                    obligations of such Holder
                                    under the Purchase Contracts
                                    evidenced hereby)


                                    By:  CHEMICAL BANK, as
                                    Attorney-in-Fact of such
                                    Holder

                                    By:---------------------------
                                    Name:
                                    Title:

            ---------------------------------------------

                AGENT'S CERTIFICATE OF AUTHENTICATION


           This is one of the Units referred to in the within-mentioned Unit Agreement.

                                    CHEMICAL BANK,
                                    as Agent

                                    By:--------------------------
                                           Authorized Officer

                 Form of Reverse of Unit Certificate

           Each Purchase Contract evidenced hereby is governed by a Unit Agreement, dated as of , 1996 (as supplemented from time to time, the "Unit Agreement"), between the Company and Chemical Bank, as Unit Agent (including its successors thereunder, herein called the "Agent"), to which Unit Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders of Units and of the terms upon which the Unit Certificates are, and are to be, executed and delivered.

           Each Purchase Contract evidenced hereby obligates the Holder of this Unit Certificate to purchase, and the Company to sell, on the Purchase Date at a purchase price of $25, one Depositary Share, unless, on or prior to the Purchase Date, a Termination Event shall have occurred. The Purchase Contract evidenced hereby shall not entitle the Holder to purchase a Depositary Share prior to the Purchase Date or from and after the date a Termination Event has occurred.

           In accordance with the terms of the Unit Agreement, the Holder of this Unit Certificate shall pay the purchase price for the Depositary Share purchased pursuant to each Purchase Contract evidenced hereby by effecting either a Cash Settlement or a Collateral Settlement of each such Purchase Contract. A Holder of a Unit who fails to make an effective Cash Settlement or fails to deliver an instruction for a Collateral Settlement in respect of a Purchase Contract will be deemed to have elected a Collateral Settlement of such Purchase Contract, and such Purchase Contract automatically will be settled accordingly.

           Each Purchase Contract evidenced hereby and the obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Unit Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security (as defined in the Pledge Agreement) forming a part of each Unit, or the Redemption Price or Liquidation Distribution received in respect of such Pledged

Preferred Security, from the Pledge. A Unit shall thereafter represent the right to receive the Preferred Security forming a part of such Unit, or the Redemption Price or Liquidation Distribution received in respect of such Preferred Security, and any accrued Contract Fees on the Purchase Contract forming a part of such Unit in accordance with the terms of the Unit Agreement and the Pledge Agreement. Contract Fees shall cease to accrue in respect of any period from and after the date of a Termination Event.

           Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Unitholders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Unitholder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities evidenced by their Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Unitholders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Unit, the Agent shall abstain from voting the Preferred Security evidenced by such Unit. The Trust shall covenant in the Declaration to take all action which may be deemed necessary by the Agent in order to enable the Agent to vote such Preferred Securities or to cause such Preferred Securities to be voted.

           In the event Subordinated Debt Securities are received by the Collateral Agent in respect of Pledged Preferred Securities upon the occurrence of a Tax Event, Investment Company Event, Optional Distribution or liquidation of the Trust, the Subordinated Debt Securities shall be held by the Collateral Agent to secure the obligations of each Holder of Units to purchase Depositary Shares under the Purchase Contracts evidenced by such Units. Thereafter, the Holders and the Collateral Agent shall have such rights and obligations with respect to the

Subordinated Debt Securities that the Holders and the Collateral
Agent had in respect of the Pledged Preferred Securities, and any reference in the Unit Agreement or Pledge Agreement to the Preferred Securities shall be deemed to be a reference to the Subordinated Debt Securities.

           The Unit Certificates are issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof. The transfer of any Unit Certificate will be registered and Unit Certificates may be exchanged as provided in the Unit Agreement. The Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Except as provided in the Unit Agreement, for so long as the Purchase Contract underlying a Unit remains in effect, such Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Unit in respect of the Preferred Security and Purchase Contract constituting such Unit may be transferred and exchanged only as a Unit. A Purchase Contract separated from the related Preferred Security and secured by Eligible Collateral in accordance with the terms of the Unit Agreement and the Pledge Agreement will be non-transferable without the prior written consent of the Company and will bear a restrictive legend to such effect.

           A Holder of Separated Purchase Contracts may reestablish Units by delivering Preferred Securities to the Collateral Agent in exchange for the release of Eligible
Collateral having a corresponding aggregate principal amount in accordance with the terms of the Unit Agreement and the Pledge
Agreement.

           Upon registration of transfer of this Unit
Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Unit Agreement), under the terms of the Unit Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Unit Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

           The Holder of this Unit Certificate, by his acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Units evidenced hereby on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Unit Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on his behalf as his attorney-in-fact, and consents to the Pledge of the Preferred Securities underlying this Unit Certificate pursuant to the Pledge Agreement.

           Subject to certain exceptions, the provisions of the Unit Agreement may be amended with the consent of the Holders of not less than 66 2/3% of the Outstanding Units and Separated
Purchase Contracts.

           All terms used herein which are defined in the Unit
Agreement have the meanings set forth therein.

           The Unit Agreement, the Units and the Purchase
Contracts shall for all purposes be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

           The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Unit Certificate is registered as the owner of the Units evidenced hereby for the purpose of receiving payments of distributions on the Preferred Securities, receiving payments of Contract Fees, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and not withstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

           The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of Depositary Shares, Series F Preferred Stock or any other shares of capital stock of the Company.

           A copy of the Unit Agreement is available for inspection at the offices of the Agent.

                            ABBREVIATIONS

           The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common   UNIF GIFT MIN ACT -   ---- Custodian ------
TEN ENT  - as tenants by the                            (Cust)         (Minor)
           entireties                                   Under Uniform Gifts
JT TEN   - as joint tenants with                        to Minors Act
           right of survivorship
           and not as tenants in                        ---------------------
           common                                              (State)

Additional abbreviations may also be used though not in the above list.
                   ---------------------------------------

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Taxpayer I.D. or other
Identifying Number of Assignee
- -----------------------------------
                                   |
- ----------------------------------------------------------------

- ----------------------------------------------------------------
Please Print or Type Name and Address Including Postal Zip Code

- ----------------------------------------------------------------
of Assignee the within Unit Certificates and all rights

- ----------------------------------------------------------------
thereunder, hereby irrevocably constituting and appointing

- ------------------------------------------------- attorney to transfer said Unit Certificates on the books of Salomon Inc with full power of substitution in the premises.

Dated:  --------------------        -----------------------------
                                               Signature

                                    -----------------------------
                                    NOTICE: The signature to this
                                    assignment must correspond
                                    with the name as it appears
                                    upon the face of the within
                                    Unit Certificates in every
                                    particular, without
                                    alteration or enlargement or
                                    any change whatsoever.

                            EXHIBIT B


No. ------------

       Form of Face of Separated Purchase Contract Certificate

                    ---------- Purchase Contracts

           THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE PURCHASE CONTRACTS EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SUCH PURCHASE CONTRACTS, IS RESTRICTED BY THE TERMS OF THE UNIT AGREEMENT DATED , 1996, A COPY OF WHICH IS ON FILE AT THE CORPORATE TRUST OFFICE OF CHEMICAL BANK, AS UNIT AGENT. NO SUCH SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE WITHOUT THE PRIOR WRITTEN CONSENT OF SALOMON INC.

           This Separated Purchase Contract Certificate certifies that is the registered Holder of the number of Purchase Contracts set forth above. Each Purchase Contract evidenced hereby obligates the Holder of this Separated Purchase Contract Certificate to purchase, and Salomon Inc, a Delaware corporation (the "Company"), to sell, on , 2021 (the "Stated Purchase Date"), or, at the election of the Company, subject to the terms of the Unit Agreement, on any earlier Payment Date (as defined below) on or after , 1996 (such Payment Date, an "Early Purchase Date" and together with the Stated Purchase Date, a "Purchase Date"), one Depositary Share (a "Depositary Share") representing a one-twentieth interest in a share of % Cumulative Preferred Stock, Series F, Liquidation Preference $500 per share (the "Series F Preferred Stock"), of the Company at a price equal to $25 per Depositary Share, unless a Termination Event shall have occurred, all as provided in the Unit Agreement and more fully described on the reverse hereof. The purchase price for the Depositary Share purchased pursuant to each Purchase Contract evidenced hereby will be paid by application of the proceeds from the Eligible Collateral pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

           The Company shall pay on each , , or , commencing , 1996 (each, a "Payment Date"), in respect of each Purchase
Contract

evidenced hereby a fee (the "Contract Fee") equal to % per annum of the Stated Amount, from , 1996, computed on the basis of a 360-day year of twelve 30-day months. Such Contract Fee shall be payable to the Person in whose name this Separated Purchase Contract Certificate (or a Predecessor Separated Purchase Contract Certificate) is registered at the close of business on the Record Date for such Payment Date.

           Contract Fees will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Separated Purchase Contract Register.

           Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Separated Purchase Contract Certificate shall not be entitled to any benefit under the Pledge Agreement or the Unit Agreement or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                           SALOMON INC


                                    By:___________________________
                                       Name:
                                       Title:

Attest:
Name:

                                    HOLDER SPECIFIED ABOVE (as to
                                    obligations of such Holder
                                    under the Purchase Contracts
                                    evidenced hereby)

                                    By:  CHEMICAL BANK, as
                                    Attorney-in-Fact of such
                                    Holder



                                    By:____________________________
                                       Name:
                                       Title:

                     ---------------------------

                AGENT'S CERTIFICATE OF AUTHENTICATION

           This is one of the Separated Purchase Contracts referred to in the within-mentioned Unit Agreement.


                                    CHEMICAL BANK,
                             as Agent


                                    By:_________________________
                                       Authorized Officer

     Form of Reverse of Separated Purchase Contract Certificate

           Each Purchase Contract evidenced hereby is governed by a Unit Agreement, dated as of , 1996 (as supplemented from time to time, the "Unit Agreement") between the Company and Chemical Bank, as Unit Agent (including its successors thereunder, herein called the "Agent"), to which Unit Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders of Separated Purchase Contracts and of the terms upon which the Separated Purchase Contract Certificates are, and are to be, executed and delivered.

           Each Purchase Contract evidenced hereby obligates the Holder of this Separated Purchase Contract Certificate to purchase, and the Company to sell, on the Purchase Date at a purchase price of $25, one Depositary Share, unless, on or prior to the Purchase Date, a Termination Event shall have occurred. The Purchase Contract evidenced hereby shall not entitle the Holder to purchase a Depositary Share prior to the Purchase Date or from and after the date a Termination Event has occurred.

           The purchase price for the Depositary Share purchased pursuant to each Purchase Contract evidenced hereby will be paid by application of payments received by the Company on the Purchase Date from the Collateral Agent pursuant to the Pledge Agreement dated as of , 1996 (as supplemented from time to time, the "Pledge Agreement") by and among the Company, The Bank of New York, as Collateral Agent, and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time in respect of the proceeds of the related Eligible Collateral held by the Collateral Agent to secure each such Purchase Contract without the Collateral Agent receiving any instruction from the Holder of this Separated Purchase Contract Certificate.

           Each Purchase Contract and the obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Unit Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the related Eligible Collateral to the Holder from the Pledge in accordance with the terms of the Pledge Agreement. A Separated Purchase Contract shall thereafter represent the right to receive any accrued Contract Fees on the Purchase Contract represented by such Separated Purchase Contract in accordance with the terms of the Unit Agreement. Contract Fees shall cease to accrue in respect of any period from and after the date of a Termination Event.

           The Separated Purchase Contract Certificates are issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof. The transfer of any Separated Purchase Contract Certificate will be registered and Separated Purchase Contract Certificates may be exchanged as provided in the Unit Agreement. The Separated Purchase Contract Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           A Holder of Separated Purchase Contracts may reestablish Units by delivering Preferred Securities to the Collateral Agent in exchange for the release of Eligible
Collateral having a corresponding aggregate principal amount in accordance with the terms of the Unit Agreement and the Pledge
Agreement.

           Upon registration of the transfer of this Separated Purchase Contract Certificate to which the Company has given its prior written consent, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Unit Agreement) under the terms of the Unit Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Separated Purchase Contract Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

           The Holder of this Separated Purchase Contract Certificate, by his acceptance hereof, authorizes the Agent to enter into and perform the Purchase Contracts evidenced hereby on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Unit Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on his behalf as his attorney-in-fact, and consents to the Pledge of the Eligible Collateral securing the Purchase Contracts evidenced by this Separated Purchase Contract Certificate pursuant to the Pledge Agreement.

           Subject to certain exceptions, the provisions of the Unit Agreement may be amended with the consent of the Holders of not less than 66 2/3% of the Outstanding Units and Separated
Purchase Contracts.

           All terms used herein which are defined in the Unit
Agreement have the meanings set forth therein.

           The Unit Agreement, the Separated Purchase Contracts and the Purchase Contracts shall for all purposes be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

           The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Separated Purchase Contract Certificate is registered as the owner of the Separated Purchase Contracts evidenced hereby for the purpose of receiving payments of Contract Fees, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and not withstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

           The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of Depositary Shares, Series F Preferred Stock or any other shares of capital stock of the Company.

           A copy of the Unit Agreement is available for inspection at the offices of the Agent.

                            ABBREVIATIONS

           The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common   UNIF GIFT MIN ACT -   ---- Custodian ------
TEN ENT  - as tenants by the                            (Cust)         (Minor)
           entireties                                   Under Uniform Gifts
JT TEN   - as joint tenants with                        to Minors Act
           right of survivorship
           and not as tenants in                        ---------------------
           common                                              (State)

Additional abbreviations may also be used though not in the above list.
                   ---------------------------------------

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee
- -----------------------------------
                                   |
- ----------------------------------------------------------------

- ----------------------------------------------------------------
Please Print or Type Name and Address Including Postal Zip Code

- ----------------------------------------------------------------
of Assignee the within Unit Certificates and all rights

- ----------------------------------------------------------------
thereunder, hereby irrevocably constituting and appointing

- ------------------------------------------------- attorney to transfer said Unit Certificates on the books of Salomon Inc with full power of substitution in the premises.

Dated:  --------------------        -----------------------------
                                               Signature

                                    -----------------------------
                                    NOTICE: The signature to this
                                    assignment must correspond
                                    with the name as it appears
                                    upon the face of the within
                                    Unit Certificates in every
                                    particular, without

                                    alteration or enlargement or
                                    any change whatsoever.

                            EXHIBIT C

                  INSTRUCTION TO COLLATERAL AGENT

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:  Corporate Trust Trustee Administration

           Re:     % Trust Preferred StockSM(TRUPSSM) Units (the
               "Units") consisting of    % Preferred Securities
               (the "Preferred Securities") of SI Financing
               Trust I (the "Trust") and Purchase Contracts (the "Purchase Contracts") of Salomon Inc (the "Company")
               ----------------------------------------------------

           Chemical Bank (the "Agent") hereby notifies you (the "Collateral Agent"), with reference to the Unit Agreement dated as of June , 1996 (the "Unit Agreement"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Unit Agreement) among the Company and the Agent, as agent for the Unitholders and Holders of Separated Purchase Contracts from time to time, pursuant to which the Units were issued, that [Unitholder] (the "Unitholder") has elected to effect a Collateral Settlement of Purchase Contracts. The Agent hereby instructs the Collateral Agent to present the Preferred Securities related to such Purchase Contracts to the Trust for repayment prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date at the Repayment Price and to apply the product of the Stated Amount and the number of such Purchase Contracts to the settlement of the Unitholder's Purchase Contracts.

           IN WITNESS WHEREOF, the undersigned, on behalf of the
Agent, has executed and delivered this Instruction as of the
        day of           ,     .

                               CHEMICAL BANK


                               By:__________________________
                                  Name:
                                  Title:

                                C-1